                           REGAL INTERNATIONAL, INC.


                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                -----------------------------------------------------
                      AS OF DECEMBER 31, 1995 AND JUNE 30,1996
                      -----------------------------------------

                           INTRODUCTION TO UNAUDITED PRO FORMA
                           ------------------------------------
                          CONSOLIDATED FINANCIAL STATEMENTS OF
                          ------------------------------------

                        REGAL INTERNATIONAL, INC. AND SUBSIDIARIES
                        ------------------------------------------

The unaudited pro forma consolidated financial statements as of and for the six months ended June 30, 1996 and as of and for the year ended December 31, 1995 have been prepared to give effect to:

(i) the sale and transfer of certain operating assets and real property by Regal International, Inc. ("Regal") to Regal (New) International, Inc. ("New Regal"), pursuant to an Asset Purchase Agreement dated February 8,1996;

(ii) the acquisition by Regal International, Inc. ("Regal") of China Strategic Holdings Limited's ("CSH") entire interests in Westronix Limited and its subsidiaries, pursuant to an Acquisition Agreement dated September 10, 1996.

The unaudited pro forma consolidated financial statements are based upon the historical consolidated financial statements of Regal International, Inc. as of and for the six months ended June 30, 1996 and as of and for the year ended December 31, 1995 after giving effect to the pro forma adjustments described in the notes thereto as if the events described in (i) and (ii) above had occurred on January 1, 1995.

The unaudited pro forma consolidated financial statements do not purport to represent what the financial positions and results of operations of Regal would actually have been if the events described above had in fact occurred on January 1, 1995, or to project the financial position and results of operations of Regal for any future date or period.

The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements of Regal
International, Inc., and Westronix Limited and its subsidiaries, including the notes thereto.


                     REGAL INTERNATIONAL, INC. AND SUBSIDIARIES
                     ------------------------------------------

                   UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   ----------------------------------------------------

                       FOR THE YEAR ENDED DECEMBER 31, 1995
                       ------------------------------------

                         (Amounts expressed in thousands)


                                     Historical     As adjusted     Historical
                                      -----------   -------------   ------------
                                                                                       Notes to
                                                                                       unaudited
                                                                                       pro forma
                                        Regal             Regal        Westronix      consolidated
                                    International,   International,  Limited and        financial
                                         Inc.              Inc.       Subsidiaries     statements
                                      ------------     ------------   -----------      ----------
                                           Rmb              Rmb            Rmb
                                        (Note 2)        (Notes 1 & 2)

Sales/Revenue                              63,157                -        37,206
                                      ------------     ------------   -----------
Cost of goods sold                         41,783                -            -
Selling and
  administrative
  expenses                                 22,131                -        10,517
Interest expenses, net                      2,729                -            -
Other (income), net                        (3,719)               -            -
Exchange gain                                  -                 -        (1,417)
                                      ------------     -------------   -----------
Total costs and
  expenses                                 62,924                -         9,100
                                      ------------     -------------   -----------
Income from
  continuing
  operations before
  income tax                                  233                -        28,106
Provision for income
  tax                                          -                 -            -
                                       ------------     ------------   -----------
Income from
  continuing
  operations                                  233                -        28,106
Income from
  discontinued
  operations                                    -              233            -
                                       -------------     ------------   ----------
Income before
  minority interests                          233              233        28,106
Minority interests                             -                -        (13,087)
                                       -------------     ------------   ----------
Net income                                    233              233        15,019
                                       =============     ============   ==========

                                                         Unaudited Pro
                                                            forma
                                                         consolidated
                                                         statement of
                                        Pro forma      income of Regal
                                        adjustments      International,      US$
                                                             Inc.
                                       -------------     ------------   ----------
                                            Rmb              Rmb

Sales/Revenue                                                37,206         4,472
                                                         ------------   ----------
Cost of goods sold                                               -             -
Selling and
  administrative
  expenses                                                   10,517         1,264
Interest expenses, net                                           -             -
Other (income), net                                              -             -
Exchange gain                                                (1,417)         (170)
                                                         -------------   ----------
Total costs and
  expenses                                                    9,100         1,094
                                                         -------------   ----------
Income from
  continuing
  operations before
  income tax                                                 28,106         3,378
Provision for income
  tax                                                            -             -
                                                         -------------   ----------
Income from
  continuing
  operations                                                 28,106         3,378
Income from
  discontinued
  operations                                                    233            28
                                                         -------------   ----------
Income before
  minority interests                                         28,339         3,406
Minority interests                                          (13,087)       (1,573)
                                                         -------------   ----------
Net income                                                   15,252         1,833
                                                         =============   ==========



Translation of amounts from Renminbi (Rmb) into United States Dollars (US$) for the convenience of the reader has been made at the unified exchange rate quoted by the Bank of China on June 30, 1996 of US$1.00 = Rmb8.32. No representation is made that the Renminbi amounts could have been, or could be, converted into United States Dollars at that rate on December 31, 1995 and June 30, 1996 or at any other certain rate.


The accompanying notes are an integral part of this unaudited pro forma consolidated statement of income.


                       REGAL INTERNATIONAL INC. AND SUBSIDIARIES
                      -------------------------------------------
                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                     ---------------------------------------------
                                AS OF DECEMBER 31, 1995
                                -----------------------
                           (Amounts expressed in thousands)


                                     Historical     As adjusted     Historical
                                      -----------   -------------   ------------



                                        Regal             Regal        Westronix
                                    International,   International,  Limited and
                                         Inc.              Inc.       Subsidiaries
                                      ------------     ------------   -----------
                                           Rmb              Rmb            Rmb
                                        (Note 2)        (Notes 1 & 2)

ASSETS
------
Current Assets
  Cash and cash equivalents                  92             6,656         22,172
  Restricted cash                           158                -              -
  Note receivable                            -              1,240             -
  Accounts receivable, net               13,171                -              -
  Inventories                            20,467                -              -
  Prepayments and deferred expenses       1,822                -             452
  Other receivables and other
    current assets                           -                 -             300
                                      ------------     ------------    -----------
Total current assets                     35,710             7,896         22,924
                                      ------------     ------------    -----------
Prepayments for
  construction-in-progress                   -                 -          29,789
Property, plant and equipment, net       15,275                -         350,861
Long-term investment                        133           249,600             -
Note receivable                              -             12,904             -
                                      ------------     ------------    -----------
Total assets                             51,118           270,400        403,574
                                      ============     ============    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Long-term loans - current portion       7,197                -              -
  Accounts payable                        6,257                -          21,195
  Accrued expenses and other payables     4,950                -          10,191
  Taxes other than income                    -                 -             107
  Due to related companies                   -                 -           1,500
                                      ------------     ------------    -----------
Total current liabilities                18,404                -          32,993
                                      ------------     ------------    -----------


                                         Notes to                    Unaudited Pro
                                        unaudited                         forma
                                        pro forma                      consolidated
                                       consolidated                  balance sheet of
                                        financial         Pro forma       Regal
                                        statements       adjustments   International,
                                                                            Inc.              US$
                                       -------------     ------------   ----------       -----------
                                                             Rmb           Rmb
                                         (Note 3)
ASSETS
------
Current Assets
  Cash and cash equivalents                                                 28,828           3,465
  Restricted cash                                                               -               -
  Note receivable                                                            1,240             149
  Accounts receivable, net                                                      -               -
  Inventories                                                                   -               -
  Prepayments and deferred expenses                                            452              54
  Other receivables and other
    current assets                                                             300              36
                                                                         ------------    -----------
Total current assets                                                        30,820           3,704
                                                                         ------------    -----------
Prepayments for
  construction-in-progress                                                  29,789           3,580
Property, plant and equipment, net                                         350,861          42,171
Long-term investment                        (c)            (249,600)            -               -
Note receivable                                                             12,904           1,551
                                                                        ------------    -----------
Total assets                                                               424,374          51,006
                                                                        ============    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Long-term loans - current portion                                             -               -
  Accounts payable                                                          21,195           2,547
  Accrued expenses and other payables                                       10,191           1,225
  Taxes other than income                                                      107              13
  Due to related companies                                                   1,500             180
                                                                        ------------    -----------
Total current liabilities                                                   32,993           3,965
                                                                        ------------    -----------

                                        3


                      REGAL INTERNATIONAL INC. AND SUBSIDIARIES
                     -------------------------------------------
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                   ---------------------------------------------
                             AS OF DECEMBER 31, 1995
                             -----------------------
                        (Amounts expressed in thousands)


                                     Historical     As adjusted     Historical
                                      -----------   -------------   ------------



                                        Regal             Regal        Westronix
                                    International,   International,  Limited and
                                         Inc.              Inc.       Subsidiaries
                                      ------------     ------------   -----------
                                           Rmb              Rmb            Rmb
                                        (Note 2)        (Notes 1 & 2)

Convertible Note Payable                     -            249,600             -
Long-term loans                           3,952                -          97,500
Loans from related parties                6,814                -              -
Due to Chinese joint
  venture partner                            -                 -          10,500
Due to China Strategic
  Holdings Limited                           -                 -          96,840
Minority interests                           -                 -         128,681

Shareholders' equity:

Common stock                              6,806             6,806              1


Additional paid-in capital              168,954           167,806             -



(Accumulated deficits)
  Retained earnings                    (153,812)         (153,812)        37,059
                                    ------------     --------------    -----------
Total shareholders' equity               21,948            20,800         37,060
                                    ------------     --------------    -----------
Total liabilities and
  shareholders' equity                   51,118          270,400         403,574
                                    ============     ==============    ===========





                                                                       Unaudited Pro
                                         Notes to                          forma
                                       unaudited pro                    consolidated
                                           forma                       balance sheet of
                                       consolidated       Pro forma        Regal
                                         financial       adjustments    International,
                                         statements                         Inc.          US$
                                       -------------     ------------   ------------   -----------
                                                              Rmb            Rmb
                                          (Note 3)

Convertible Note Payable                     (b)         (249,600)                -           -
Long-term loans                                                               97,500      11,719
Loans from related parties                                                        -           -
Due to Chinese joint
  venture partner                                                             10,500       1,262
Due to China Strategic
  Holdings Limited                           (a)          (96,840)                -           -
Minority interests                                                           128,681      15,466

Shareholders' equity:

Common stock                                 (b)           82,651             89,457      10,752
                                             (c)               (1)

Additional paid-in capital                   (b)          166,949            181,996      21,875
                                             (a)           96,840
                                             (c)         (249,599)

(Accumulated deficits)
  Retained earnings                                                         (116,753)     (14,033)
                                                                         ------------   -----------
Total shareholders' equity                                                   154,700       18,594
                                                                          -----------   -----------
Total liabilities and
  shareholders' equity                                                       424,374       51,006
                                                                          ===========   ===========



Translation of amounts from Renminbi (Rmb) into United States Dollars (US$) for the convenience of the reader has been made at the unified exchange rate quoted by the Bank of China on June 30, 1996 of US$1.00 = Rmb8.32. No representation is made that the Renminbi amounts could have been, or could be, converted into United States Dollars at that rate on December 31, 1995 and June 30, 1996 or at any other certain rate.

The accompanying notes are an integral part of this unaudited consolidated balance sheet.

                 REGAL INTERNATIONAL, INC. AND SUBSIDIARIES
                 -------------------------------------------

                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                ----------------------------------------------------

                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                     --------------------------------------

                          (Amounts expressed in thousands)

                 Historical and
                    adjusted          Historical
                ---------------    ---------------
                                                 Notes to                Unaudited Pro
                                                 unaudited                   forma
                                                 pro forma               income of Regal
                      Regal        Westronix   consolidated               statement of
                  International,  Limited and    financial  Pro forma    income of Regal
                      Inc.        Subsidiaries   statements adjustments  International,       US$
                                                                              Inc.
                  -------------  -------------  ------------ ----------- --------------   ------------
                     $0'000          $'000                     Rmb             Rmb
                       Rmb            Rmb
                    (Note 2)

Sales/Revenue            -           18,410                                  18,410            2,213
                  -------------  -------------                           --------------   ------------
Selling and
  administrative
  expenses               -            5,020                                   5,020              603
Interest (income),
  net                  (266)             -                                     (266)             (32)
Other expenses, net     632              -                                      632               76
Exchange gain            -              (37)                                    (37)              (4)
                  --------------  -------------                          --------------   ------------
Total costs and
  expenses              366           4,983                                   5,349              643
                  --------------  -------------                          --------------   ------------
Income/(loss) from
  continuing
  operations before
  income tax           (366)         13,427                                  13,061             1,570
Provision for income
  tax                    -               -                                       -                 -
                  --------------  --------------                         --------------   ------------
Income/(loss) from
  continuing
  operations           (366)         13,427                                  13,061             1,570
Income from
  discontinued
  operations             -               -                                       -                 -
                  --------------  --------------                         --------------   ------------
Income/(loss) before
  minority interests   (366)         13,427                                  13,061             1,570
Minority interests       -           (6,566)                                 (6,566)             (789)
                  --------------  --------------                         --------------   ------------
Net income/(loss)      (366)          6,861                                   6,495               781
                  ==============  ==============                         ==============   ============


Translation of amounts from Renminbi (Rmb) into United States Dollars (US$) for the convenience of the reader has been made at the unified exchange rate quoted by the Bank of China on June 30, 1996 of US$1.00=Rmb8.32. No representation is made that the Renminbi amounts could have been, or could be, converted into United States Dollars at that rate on December 31, 1995 and June 30, 1996 or at any other certain rate.

The accompanying notes are an integral part of this unaudited pro forma consolidated statement of income.

                 REGAL INTERNATIONAL, INC. AND SUBSIDIARIES
                 -------------------------------------------

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                ----------------------------------------------

                             AS OF JUNE 30, 1996
                             --------------------


                 Historical and
                    adjusted          Historical
                ---------------    ---------------
                                                 Notes to                Unaudited Pro
                                                 unaudited                   forma
                                                 pro forma               consolidated
                      Regal        Westronix   consolidated             balance sheet of
                  International,  Limited and    financial  Pro forma       Regal
                      Inc.        Subsidiaries   statements adjustments  International,       US$
                                                                              Inc.
                  -------------  -------------  ------------ ----------- --------------   ------------
                     $0'000          $'000                     Rmb             Rmb
                       Rmb            Rmb
                 (Notes 1 & 2)                      (Note 3)
ASSETS
------
Current assets
  Cash and cash
    equivalents         7,326         7,613                                   14,939           1,796
  Note receivable       1,280            -                                     1,280             154
  Prepayments and
    deferred
    expenses              478         1,258                                    1,736             209
  Other receivables
    and other
    current assets         -            247                                      247              30
                  -------------  -------------                           --------------   ------------
Total current assets    9,084         9,118                                   18,202           2,189
                  -------------  -------------                           --------------   ------------
Prepayments for
  construction-in-
  progress                 -         17,894                                   17,894           2,151
Property, plant and
  equipment, net           -        422,352                                  422,352          50,763
Long-term
  investment          361,920            -             (c)      (249,600)    122,320          13,500
Note receivable        12,464            -                                    12,464           1,497
                  -------------  -------------                           --------------   ------------
Total assets          383,468       449,364                                  583,232          70,100
                  =============  =============                           ==============   ============
LIABILIES AND
  SHAREHOLDERS'
  EQUITY
----------------
Current liabilities
  Short-term bank
    loans                  -         10,000                                   10,000           1,202
  Accounts payable         -         16,879                                   16,879           2,029
  Accrued expenses
    and other
    payables              265         3,909                                    4,174             502
  Taxes other than
    income                 -            101                                      101              12
                  -------------  -------------                           --------------   ------------
Total current
  liabilities             265        30,889                                   31,154            3,745
                  -------------  -------------                           --------------   ------------




                 REGAL INTERNATIONAL, INC. AND SUBSIDIARIES
                 -------------------------------------------

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                ----------------------------------------------

                                   AS OF JUNE 30, 1996
                                   --------------------


                 Historical and
                    adjusted          Historical
                ---------------    ---------------
                                                 Notes to                Unaudited Pro
                                                 unaudited                   forma
                                                 pro forma               consolidated
                      Regal        Westronix   consolidated             balance sheet of
                  International,  Limited and    financial  Pro forma       Regal
                      Inc.        Subsidiaries   statements adjustments  International,       US$
                                                                              Inc.
                  -------------  -------------  ------------ ----------- --------------   ------------
                     $0'000          $'000                     Rmb             Rmb
                       Rmb            Rmb
                 (Notes 1 & 2)                      (Note 3)

Convertible Note
  Payable             361,920            -              (b)    (249,600)     112,320          13,500
Long-term loans            -        127,500                                  127,500          15,324
Due to Chinese joint
  venture partner          -         15,000                                   15,000           1,803
Due to China
  Strategic Holdings
  Limited                 849        96,806             (a)     (96,806)         849             102
Minority interests         -        135,248                                  135,248          16,256

Shareholders' equity:

Common stock            6,806             1             (b)      82,651       89,457          10,752
                                                        (c)          (1)

Additional paid-in
  capital             167,806            -              (b)      166,949     181,962          21,870
                                                        (a)       96,806
                                                        (c)     (249,599)

(Accumulated
  deficits) Retained
  earnings           (154,178)       43,920                                 (110,258)        (13,252)
                  -------------  -------------                           --------------   ------------
Total shareholders'
  equity               20,434        43,921                                  161,161          19,370
                  -------------  -------------                           --------------   ------------
Total liabilities and
  shareholders'
  equity              383,468       449,364                                  583,232          70,100
                  =============  =============                           ==============   ============


Translation of amounts from Renminbi (Rmb) into United States Dollars (US$) for the convenience of the reader has been made at the unified exchange rate quoted by the Bank of China on June 30, 1996 of US$1.00=Rmb8.32. No representation is made that the Renminbi amounts could have been, or could be, converted into United States Dollars at that rate on December 31, 1995 and June 30, 1996 or at any other certain rate.

The accompanying notes are an integral part of this unaudited consolidated balance sheet.

                    REGAL INTERNATIONAL INC. AND SUBSIDIARIES
                    -----------------------------------------
                          NOTES TO UNAUDITED PRO FORMA
                          ----------------------------

                       CONSOLIDATED FINANCIAL STATEMENTS
                       ----------------------------------

                  (Amounts in thousands, except number of shares, per share data and unless otherwise stated)




1.  ADJUSTMENTS TO REGAL INTERNATIONAL, INC.'S HISTORICAL
    FINANCIAL STATEMENTS
----------------------------------------------------------

Pursuant to an Acquisition Agreement dated February 8, 1996 between Regal International, Inc. ("Regal"), Acewin Profits Limited ("AP"), a British Virgin Islands corporation and China Strategic Holdings Limited ("CSH"), a Hong Kong company, Regal acquired all the issued and outstanding shares of AP at a consideration of US$13.5 million satisfied through the issuance of a US$13.5 million Convertible Note (the "Convertible Note A") by Regal to CSH bearing interest at 9% per annum after an initial 6-month interest-free period. Acewin's sole asset is a 55% joint venture interest in Wuxi CSI Vibration Isolator Co. Ltd., a Sino-foreign equity joint venture incorporated in the People's Republic of China, held through an intermediate Hong Kong company, China Machine (Holdings) Limited.

Pursuant to a Purchase Agreement dated September 11, 1996 between Regal International, Inc. ("Regal"), BTR China Holdings B.V. ("BTR"), a company incorporated in the Netherlands, and China Strategic Holdings Limited ("CSH"), a Hong Kong company, Regal sold all the issued and outstanding shares of AP at a consideration of US$13.95 million. The proceeds were then used to repay the Convertible Note A principal of US$13.5 million, on September 13, 1996. The realized gain was US$450. As of June 30, 1996, the Company's interest in AP was reflected as an investment.

Pursuant to another Asset Purchase Agreement ("the agreement") dated February 8, 1996 between Regal International, Inc. ("Regal") and Regal (New) International, Inc. ("New Regal"), Regal sold and transferred the existing operating assets and real property of Regal to New Regal in exchange for US$2.5 million and New Regal's assumption of all liabilities of Regal, other than the Convertible Note A. Pursuant to the agreement, the US$2.5 million portion of the purchase price was paid as follows: US$800 in cash and the balance by delivery of two promissory notes, one in the principal amount of US$900 (the "US$900 Note") and the second in the principal amount of US$800 (the "US$800 Note"). The US$900 Note bears interest at 9% per annum and is payable in sixty equal monthly installments of principal and interest. The US$800 Note bears no interest and is due and payable in one installment on January 31, 2001.

1.  ADJUSTMENTS TO REGAL INTERNATIONAL, INC.'S HISTORICAL
    FINANCIAL STATEMENTS (Cont'd)
-----------------------------------------------------------

Pursuant to an Acquisition Agreement dated September 10, 1996 between Regal International, Inc. ("Regal"), Westronix Limited ("WL"), a British Virgin Islands corporation and China Strategic Holdings Limited ("CSH"), a Hong Kong company, Regal acquired all the issued and outstanding shares of WL at a consideration of US$30 million to be satisfied through the issuance of a US$30 million Convertible Note (the "Convertible Note B") by Regal to CSH bearing interest at 9% per annum after an initial 6-month interest-free period. The principal and any unpaid interest owing on the Convertible Note B can be converted into shares of the Common Stock, US$0.01 par value, of Regal ("Common Stock") at a conversion price of US$0.0302 per share. WL's sole asset is a 51% joint venture interest in Hangzhou Zhongche Huantong Development Co. Ltd., a Sino-foreign equity joint venture incorporated in the People's Republic of China, held through an intermediate Hong Kong company, China Construction International Group Limited.

Adjustments have been made to reflect the financial positions of Regal as if the net operating assets had been sold and transferred to new Regal as of December 31, 1995 and the acquisition of the interests in WL had occurred as of January 1, 1995. Income from historical continuing operations of Regal for the year ended December 31, 1995 has been reclassified as "Income from discontinued operations" as a result of the disposal of the net operating assets to New Regal.

The transfer of CSH's equity interest in WL to Regal has been accounted for as a purchase in the accompanying unaudited pro forma consolidated financial statements.

2.   FOREIGN CURRENCY TRANSLATION
---------------------------------

The financial statements of Regal are translated into Renminbi using the closing rate method, whereby the balance sheet items are translated into Renminbi using the exchange rate prevailing at year end. Profit and loss items are translated at the average rate for the year.

3.   DESCRIPTION OF PRO FORMA ADJUSTMENTS
-----------------------------------------

a) To reflect the contribution by CSH to additional paid-in capital of WL, originally recorded as a payable to CSH, pursuant to an agreement signed between CSH and WL dated September 1, 1996.

b) To adjust the share capital and additional paid-in capital as if the Convertible Note B of Regal had been exercised by CSH as of December 31, 1995.

c) To eliminate the investment in WL on consolidation. The difference between CSH's historical cost of investment in WL and the acquisition cost to Regal has been treated as a reduction of additional paid-in capital as the transfer is considered a transfer of assets between entities under common control.

4.   INCOME TAXES
-----------------

No provision for United States federal income taxes or tax benefits on the undistributed earnings and/or losses of the PRC Operating Subsidiary has been provided as the earnings have been reinvested and, in the opinion of management, will continue to be reinvested indefinitely.